EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Companhia de Saneamento Básico do Estado de São Paulo – Sabesp (the “Company”) on Form 20-F for the fiscal year ended December 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Rui de Britto Álvares Affonso, Chief Financial Officer and Investor Relations Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(i)                   the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 30,  2018

By:          /s/ Rui de Britto Álvares Affonso

Name:    Rui de Britto Álvares Affonso

Title:      Chief Financial Officer and Investor Relations Officer